SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 7, 2008 (June 30, 2008)

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

11210 Equity Drive
Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 849-6451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On June 30, 2008, the Board of Directors of the Company approved stock option grants and restricted stock awards to certain key employees under the Company's various stockholder approved incentive plans, to be effective July 9, 2008. These included the following grants and awards to certain executives designated as "named executive officers" in the Company's 2008 proxy statement:
Named Executive Officer	Number of Restricted Shares Granted	Number of Options Granted
John U. Clarke	10,050	33,560
Patrick M. McCarthy	4,700	17,900
C. Frank Smith	4,990	11,160
Robert A. Curcio	5,510	12,330
Bradley P. Farnsworth	4,100	9,160

The incentive plans permit the Company to grant options and restricted stock to participants pursuant to the terms and conditions of such plans. A form of agreement for each type of award has previously been filed as an exhibit to the Company's current report on form 8-K dated June 6, 2007, and is incorporated by reference. A brief summary of each type of award granted follows.

The restricted stock awards provide for restrictions to lapse on the third anniversary of the date of grant, subject to the recipient's continuous employment with the Company or a subsidiary from the date of grant to the date restrictions lapse. Restrictions may lapse earlier as provided in the applicable incentive plan and award agreement or as a result of a change in control.

The option grants have seven-year terms and vest in one-third installments on the first, second and third anniversaries of the date of grant, subject to the recipient's continuous employment with the Company or a subsidiary from the date of grant to the date of vesting. Options may vest earlier as provided in the applicable incentive plan and award agreement, including in the event of a change in control. Each option will have an exercise price equal to the average of the high and low trading prices on the New York Stock Exchange on the date of grant.

The Board of Directors also determined and approved payment of 2007 bonus awards to the named executive officers. The following table provides the 2007 bonus award and 2007 total compensation amounts for each of the named executive officers
Named Executive Officer	2007 Bonus Award	2007 Total Compensation
John U. Clarke	$235,000	$1,327,415
Patrick M. McCarthy	$150,000	$1,183,698
C. Frank Smith	$75,000	$495,268
Robert A. Curcio	$132,000	$602,277
Bradley P. Farnsworth	$90,000	$592,593

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2008

NATCO Group Inc.

By: /s/ John U. Clarke________

John U. Clarke

Chairman & Chief Executive Officer